


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 2002




                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-19442                06-1118515
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation)                          File Number)         Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                           06611
 (Address of principal executive offices)                         (Zip Code)


                                 (203) 459-6000
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

      The Company's Press Release dated April 29, 2002 announcing the end of its
Outsourcing Agreement with Computer Sciences Corporation is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

            99(a) Press Release dated April 29, 2002


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OXFORD HEALTH PLANS, INC.

Date: April 29, 2002                    By:       /s/ MARC M. KOLE
                                            -----------------------------
                                                      MARC M. KOLE
                                              Senior Vice President and
                                              Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

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
Exhibit                                                                   Page
Number             Description of Document                               Number
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
 99(a)             Press Release dated April 29, 2002                       5


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